SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [   ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                                SYSCO CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                                       N/A
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
               Payment of filing fee (Check the appropriate box):
     [X]  No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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Sysco Corporation Stockholder:

We have previously sent you proxy materials for the ANNUAL MEETING OF STOCKHOLDERS OF SYSCO CORPORATION, To be held on November 12, 2004. Your Sysco Corporation shares are registered in the name of your broker as the holder of record.

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                  YOUR BROKER CANNOT VOTE ON CERTAIN PROPOSALS
               UNLESS YOU GIVE YOUR SPECIFIC VOTING INSTRUCTIONS!
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The Board of  Directors  is  recommending  a vote FOR the  election  of the four nominees for director (proposal 1), FOR the ratification of the appointment of Ernst & Young as independent accountants for fiscal 2005 (proposal 2), FOR the 2004 Stock Option Plan (proposal 3), FOR the payment of compensation to certain executive officers under the 2004 Long-Term Incentive Cash Plan (proposal 4), and AGAINST the shareholder proposal (proposal 5).

Please forward your voting instructions as soon as possible by mail or by using one of the following convenient methods:
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                    AVAILABLE 24 HOURS A DAY - 7 DAYS A WEEK

          VOTE BY TELEPHONE                                                                 VOTE BY INTERNET

USING A TOUCH-TONE TELEPHONE, CALL THE TOLL-FREE                                           GO TO THE WEBSITE:
 NUMBER LOCATED ON YOUR VOTING INSTRUCTION FORM.                                           WWW.PROXYVOTE.COM

 JUST FOLLOW THESE FOUR EASY STEPS:                                                 JUST FOLLOW THESE FOUR EASY STEPS:
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1.  READ THE SYSCO CORPORATION 2004 PROXY                           1.   READ THE SYSCO CORPORATION 2004 PROXY
    STATEMENT (PREVIOUSLY SENT TO YOU) AND THE                           STATEMENT (PREVIOUSLY SENT TO YOU) AND THE
    ENCLOSED VOTING INSTRUCTION FORM.                                    ENCLOSED VOTING INSTRUCTION FORM.

2.  CALL THE TOLL-FREE NUMBER LOCATED ON YOUR VOTING                2.   GO TO THE WEBSITE WWW.PROXYVOTE.COM
    INSTRUCTION FORM.
                                                                    3.   ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED
3.  ENTER YOUR 12-DIGIT CONTOL NUMBER LOCATED ON                         ON YOUR VOTING INSTRUCTION FORM.
    YOUR VOTING INSTRUCTION FORM.
                                                                    4.   FOLLOW THE SIMPLE INSTRUCTIONS.
4.  FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
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                        IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN YOUR VOTING INSTRUCTION FORM.

                                                    THANK YOU FOR YOUR VOTE!
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